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                                                                   EXHIBIT 10.28





                                    PECHINEY



                            LIMITED LICENCE OF TRADE

                        NAME AND LOGO TO ANC GROUP, INC.




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This Agreement is made the            day of July 1999

BETWEEN

PECHINEY - 7, Place du Chancelier Adenauer - 75218 Paris cedex 16 - ("PECHINEY")

AND

AMERICAN NATIONAL CAN GROUP, INC. 8770 West Bryn Mawr Avenue - Chicago - Illinois 60631-3542 - U.S.A.("the COMPANY").


WHEREAS

A. Pursuant to an Initial Public Offering ("IPO") of the shares of the Company, Pechiney will no longer hold the majority of the voting stock of the Company.

B. The Company wishes to use the name and logo of Pechiney for a limited period after the IPO.


THE PARTIES HEREBY AGREE AS FOLLOWS :

1. As soon as practicable and in any event within three months of the closing of the IPO the Company will cease to use the TRADE NAMES (meaning, any name incorporating the word "Pechiney" or any derivation or contraction thereof or any associated or similar name) or logos of Pechiney.

2. Subject to the above, the Company will acquire no rights under this Agreement.

3. This agreement is subject to the laws of France and the parties hereby submit to the exclusive jurisdiction of the courts of France.

Signed by


For and on behalf of Pechiney


Signed by


For and on behalf of ANC Group; Inc.